UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): September 13, 2024

OppFi Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39550	85-1648122
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
130 E. Randolph Street, Suite 3400
Chicago, Illinois 60601
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (312) 212-8079
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.0001 per share	OPFI	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	OPFI WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 13, 2024 (the “Amendment Date”), Opportunity Financial, LLC, a Delaware limited liability company (“OppFi-LLC”) and subsidiary of OppFi Inc., a Delaware corporation (the “Company”), certain additional subsidiaries of the Company, as guarantors, Midtown Madison Management LLC, as administrative agent, and the lenders party thereto entered into a Twelfth Amendment to Loan Agreement and Amendment to Security Agreement (the “12th Amendment”), which amended that certain Senior Secured Multi-Draw Term Loan Facility, originally entered into on November 9, 2018 (as amended, supplemented or otherwise modified prior to the Amendment Date, the “Existing Credit Agreement”), by and among OppFi-LLC, the other credit parties and guarantors thereto, Midtown Madison Management LLC as administrative agent, and the lenders party thereto.

The 12th Amendment amended the Existing Credit Agreement to, among other things, extend the maturity date from March 30, 2025 to September 30, 2025 and require OppFi-LLC to repay outstanding principal in installment amounts of $20,000,000 on the last day of the fiscal quarter ending on March 31, 2025 and $10,000,000 on the last day of each subsequent fiscal quarter.

The foregoing description of the 12th Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the 12th Amendment, which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending September 30, 2024.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the 12th Amendment set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 7.01 Regulation FD Disclosure.

The Company is furnishing as Exhibit 99.1 to this Current Report on Form 8-K and is incorporating herein by reference an investor presentation (the “Investor Presentation”), which may be used, in whole or in part, and subject to modification, at meetings with investors or analysts.

The Investor Presentation speaks as of the date of this Current Report on Form 8-K. While the Company may elect to update the Investor Presentation in the future to reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, the Company specifically disclaims any obligation to do so.

This information and the information contained in Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing, regardless of any general incorporation language in the filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Index

Exhibit Number	Description
99.1	OppFi Inc. Investor Presentation dated September 2024
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2024	OppFi Inc.

	By:	/s/ Pamela D. Johnson
Pamela D. Johnson
Chief Financial Officer